UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):
September 11, 2018

Gardner Denver Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 East Erie Street
Suite 500
Milwaukee, Wisconsin 53202
(414) 212-4700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                             ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2018, Gardner Denver Deutschland GmbH, a wholly-owned subsidiary of Gardner Denver Holdings, Inc. (the “Company”), and Enrique Miñarro Viseras, Vice President and General Manager of the Company’s Industrials Segment EMEA, entered into a revised Employment Contract (the “New Contract”), which replaced the Employment Contract dated April 29, 2016, between Gardner Denver Deutschland GmbH and Mr. Miñarro Viseras (the “Original Contract”). The New Contract incorporated the terms from the Original Contract with the following significant changes: (i) Mr. Miñarro Viseras’s annual base salary was increased from €281,500 ($326,540)* to €330,000 ($382,800)*, (ii) Mr. Miñarro Viseras’s target annual cash bonus opportunity was increased from 45% of his annual base salary to 60% of his annual base salary, and (iii) the annual amount of international school assistance for his children for which Mr. Miñarro Viseras is eligible was increased from €35,000 ($40,600)* to the lesser of (x) €53,061 ($61,550)* and (y) actual cost. The New Contract also allows Mr. Miñarro Viseras to continue to receive while he is living in Germany the same annual housing allowance that had been previously provided to him under the Company’s expatriate policies.

In addition, on September 11, 2018, the Company granted an equity award to Mr. Miñarro Viseras with a grant date fair value of $500,000, 50% of which is in the form of time-vesting restricted stock units and 50% of which is in the form of time-vesting stock options. The time-vesting restricted stock units and time-vesting stock options vest in equal annual installments on each of the first four anniversaries of the grant date, subject to Mr. Miñarro Viseras’s continued employment with the Company on each such date.

* All Euro to U.S. Dollar conversions calculated using a rate of 1.16x on September 11, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Gardner Denver Holdings, Inc.

Date: September 14, 2018	By:	/s/ Andrew Schiesl
	Name:	Andrew Schiesl
	Title:	Vice President, General Counsel, Chief Compliance Officer and Secretary